Exhibit 99.1

Stanley Black & Decker Upgrades 2020 Planning

Assumptions and Announces Fourth Quarter and Full

Year 2020 Earnings Release Date

New Britain, Connecticut, December 16, 2020 … Stanley Black & Decker (NYSE: SWK) today upgraded certain scenario planning assumptions that were shared on October 27, 2020.

2020 Planning Assumption Updates:

•	Fourth quarter organic growth now approaching 10% versus the prior assumption of 3% – 5%

•	Full year operating margin dollar growth of 7% – 9% versus 2019 compared to a prior assumption of mid-single digit growth

•	Full year free cash flow is assumed to be greater than $1 billion versus the prior assumption of $800 – $900 million

These revised assumptions are a result of stronger demand across North America, Europe and emerging markets in Tools and Storage as well as a stronger performance in Engineered Fastening and Attachment Tools within Industrial. Tools & Storage United States Retail POS is tracking above the high end of our planning assumption, with the quarter to date growth up 22% through December 5th. In the fourth quarter, the stronger demand is expected to generate improved operating leverage and result in a second consecutive quarter of historically strong operating margin rate performance for the Company.

Release Date for Fourth Quarter & Full Year 2020 Earnings

The Company will broadcast its fourth quarter and full year 2020 earnings conference call on Thursday, January 28, 2021. The call will begin at 8:00AM ET.

A news release outlining the financial results will be distributed before the market opens on Thursday, January 28, 2021. A slide presentation which will accompany the call will be available at www.stanleyblackanddecker.com and will remain available after the call.

The call and an accompanying slide presentation will be available through a live webcast on the “Investors” section of Stanley Black & Decker’s website, www.stanleyblackanddecker.com under the subheading “News & Events.” The event can also be accessed by telephone within the US at (877) 930-8285, from outside the U.S. at +1 (253) 336-8297. Please use the conference identification number 1279868. A replay will also be available two hours after the call and can be accessed on the “Investors” section of Stanley Black & Decker’s website, or at (855) 859-2056 / +1 (404) 537-3406 using the passcode 1279868.

Stanley Black & Decker, an S&P 500 company, is a diversified global provider of hand tools, power tools and related accessories, electronic security solutions, healthcare solutions, engineered fastening systems, and more. Learn more at www.stanleyblackanddecker.com.

Investor Contacts:

Dennis Lange

Vice President, Investor Relations

dennis.lange@sbdinc.com

(860) 827-3833

Cort Kaufman

Director, Investor Relations

cort.kaufman@sbdinc.com

(860) 515-2741

Media Contacts:

Shannon Lapierre

Vice President, Communications & Public Relations

shannon.lapierre@sbdinc.com

(860) 827-3575

CAUTIONARY STATEMENTS

Under the Private Securities Litigation Reform Act of 1995

This document contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including any projections or guidance of earnings, revenue or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements concerning proposed new products, services or developments; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements may include, among other, the words “may,” “will,” “estimate,” “intend,” “continue,” “believe,” “expect,” “anticipate” or any other similar words.

Although the Company believes that the expectations reflected in any of its forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of its forward-looking statements. The Company’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties, such as those disclosed or incorporated by reference in the Company’s filings with the Securities and Exchange Commission.

Important factors that could cause the Company’s actual results, performance and achievements, or industry results to differ materially from estimates or projections contained in its forward-looking statements include, among others, the following: (i) successfully developing, marketing and achieving sales from new products and services and the continued acceptance of current products and services; (ii) macroeconomic factors, including global and regional business conditions (such as Brexit), commodity prices, inflation, and currency exchange rates; (iii) laws, regulations and governmental policies affecting the Company’s activities in the countries where it does business, including those related to tariffs, taxation, and trade controls; (iv) the economic environment of emerging markets, particularly Latin America, Russia, China and Turkey; (v) realizing the anticipated benefits of mergers, acquisitions, joint ventures, strategic alliances or divestitures, including the successful integration of the CAM acquisition into the Company and the return to production of the Boeing 737 MAX; (vi) pricing pressure and other changes within competitive markets; (vii) availability and price of raw materials, component parts, freight, energy, labor and sourced finished goods; (viii) the impact the tightened credit markets may have on the Company or its customers or suppliers; (ix) the extent to which the Company has to write off accounts receivable or assets or experiences supply chain disruptions in connection with bankruptcy filings by customers or suppliers; (x) the Company’s ability to identify and effectively execute productivity improvements and cost reductions; (xi) potential business and distribution disruptions, including those related to physical security threats, information technology or cyber-attacks, epidemics, sanctions or natural disasters; such as the effects of COVID-19 and the related impact on the Company’s liquidity and operations, including demand for its products, as well as the effectiveness of the Company’s associated cost-saving measures (xii) the continued consolidation of customers, particularly in consumer channels; (xiii) managing franchisee relationships; (xiv) the impact of poor weather conditions; (xv) maintaining or improving production rates in the Company’s manufacturing facilities, responding to significant changes in product demand and fulfilling demand for new and existing products; (xvi) changes in the competitive landscape in the Company’s markets; (xvii) the Company’s non-U.S. operations, including sales to non-U.S. customers; (xviii) the impact from demand changes within world-wide markets associated with homebuilding and remodeling; (xix) potential adverse developments in new or pending litigation and/or government investigations; (xx) changes in the Company’s ability to obtain debt on commercially reasonable terms and at competitive rates; (xxi) substantial pension and other postretirement benefit obligations; (xxii) potential environmental liabilities; (xxiii) work stoppages or other labor disruptions; and (xxiv) changes in accounting estimates.

Additional factors that could cause actual results to differ materially from forward-looking statements are set forth in the Annual Report on Form 10-K and in the Quarterly Report on Form 10-Q, including under the heading “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in the Consolidated Financial Statements and the related Notes.

Forward-looking statements in this press release speak only as of the date hereof, and forward-looking statements in documents attached that are incorporated by reference speak only as of the date of those documents. The Company does not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.

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